Exhibit 99.1  Capital City Bank Group, Inc.'s Press Release, dated
              October 28 2004



[CCBG LOGO]                                          For Information Contact:
Corporate Headquarters                        J. Kimbrough Davis 850-671-0300
217 North Monroe Street                              Executive Vice President
Tallahassee, FL 32301                                 Chief Financial Officer


                                                                 News Release
                                       For Immediate Release October 28, 2004

                   CAPITAL CITY BANK GROUP, INC. REPORTS
                        THIRD QUARTER EARNINGS OF
                         $0.82 PER DILUTED SHARE


HIGHLIGHTS

* Quarterly earnings totaled $10.8 million, or $0.82 per diluted share, an increase of 71.8% and 74.5%, respectively, from the third quarter of 2003. Excluding a one-time gain on the sale of the credit card portfolio, earnings for the quarter improved $.03 per diluted share, or 6.4%, over the third quarter of 2003, and $.02 per diluted share, or 4.2%, over the second quarter of 2004.
* Net interest income improved 6.4% over 2003 due to a 6.1% increase in earning assets reflective of strong loan growth in existing CCBG markets and the acquisition of Quincy State Bank in the first quarter.
* Credit quality remains strong as indicated by a nonperforming asset ratio of .36% and a net charge-off ratio of .22%.
*  Well capitalized with a Tier 1 capital ratio of 11.81%.





EARNINGS HIGHLIGHTS

                                                         Three Months Ended             Nine Months Ended
                                                  --------------------------------    --------------------
                                                  Sept. 30,   June 30,   Sept. 30,    Sept. 30,  Sept. 30,
(Dollars in thousands, except per share data)       2004        2004        2003        2004       2003
----------------------------------------------------------------------------------------------------------
EARNINGS
Net Income                                        $10,819       6,443       6,296      22,109      19,097
Diluted Earnings Per Common Share                 $  0.82        0.48        0.47        1.67        1.44
----------------------------------------------------------------------------------------------------------
PERFORMANCE
Return on Average Equity                            19.81%      12.33       12.55       13.98       13.11
Return on Average Assets                             2.22        1.34        1.38        1.55        1.42
Net Interest Margin                                  4.94        4.99        4.94        4.93        5.06
Noninterest Income as % of Operating Revenue        45.47       34.39       35.41       38.47       34.19
Efficiency Ratio                                    52.60       63.87       61.93       60.73       61.15
----------------------------------------------------------------------------------------------------------
CAPITAL ADEQUACY
Tier 1 Capital Ratio                                11.81%      10.98       12.98       11.81       12.98
Total Capital Ratio                                 12.62       11.86       13.92       12.62       13.92
Leverage Ratio                                       9.17        8.34        9.19        9.17        9.19
Equity to Assets                                    11.22       10.35       10.73       11.22       10.73


                                 1

                                                         Three Months Ended             Nine Months Ended
                                                  --------------------------------    --------------------
                                                  Sept. 30,   June 30,   Sept. 30,    Sept. 30,  Sept. 30,
(Dollars in thousands, except per share data)       2004        2004        2003        2004       2003
----------------------------------------------------------------------------------------------------------
ASSET QUALITY
Allowance as % of Non-Performing Loans             261.91%     452.82      183.35      261.91      183.35
Allowance as a % of Loans                            0.80        0.90        0.94        0.80        0.94
Net Charge-Offs as % of Average Loans                0.22        0.18        0.28        0.22        0.27
Nonperforming Assets as % of Loans and ORE           0.36        0.27        0.63        0.36        0.63
----------------------------------------------------------------------------------------------------------STOCK PERFORMANCE
High                                              $ 41.20       43.15       40.93       45.55       40.93
Low                                                 33.33       35.50       35.00       33.33       26.81
Close                                             $ 38.71       39.59       38.16       38.71       38.16
Average Daily Trading Volume                       10,452      12,294       9,810      10,359      11,371
----------------------------------------------------------------------------------------------------------




Capital City Bank Group, Inc. (NASDAQ: CCBG) reported earnings for the third quarter totaling $10.8 million, or $0.82 per diluted share. This compares to $6.3 million, or $0.47 per diluted share in the third quarter of 2003, an increase of $.35 per share, or 74.5%. The company sold its $22.7 million credit card portfolio during the third quarter resulting in a one-time after-tax gain of $4.2 million, or $.32 per diluted share. Core earnings (reported earnings excluding the gain) were $6.6 million, or $.50 per diluted share for the quarter, which represents a 6.4% increase over the comparable quarter in 2003, and a 4.2% increase over the second quarter of 2004. The Return on Average Assets was 2.22% and the Return on Average Equity was 19.81%, compared to 1.38% and 12.55%, respectively, for the comparable period in 2003.

Growth in core earnings of $310,000, or 3.1%, was primarily attributable to a $1.3 million, or 6.4% increase in net interest income and a $621,000, or 67.4% decrease in the loan loss provision offset by a $1.4 million, or 7.2% increase in operating expenses.

William G. Smith, Jr., President and CEO, stated, "We had a solid third quarter, as we prepared for the acquisition of Farmers and Merchants Bank of Dublin, Georgia, which closed on October 15th. The integration of Quincy State Bank and Farmers and Merchants Bank during 2004 will add to our earnings, expand our footprint, and further enhance our franchise. The operating environment has been good, and we have enjoyed strong loan growth and low funding costs. Our momentum should continue as we enter the fourth quarter and 2005."

Net interest income in the third quarter was up $1.3 million, or 6.4% compared to the third quarter of 2003, due primarily to higher interest income driven by growth in earning assets of $100 million, or 6.1%. The net interest margin was unchanged at 4.94% as both the earning asset yield and cost of funds declined by 7 basis points. The reduction in yield is attributable to the continued low level of interest rates, which affects both new loan production and assets subject to re-pricing. The bank is asset-sensitive which should result in improvement in the net interest margin as rates rise. However, management expects the improvement to be gradual, which could be further impacted by increasing competition for deposits.

The provision for loan losses of $300,000 represents a $621,000 reduction over the third quarter of 2003, primarily reflecting lower projected charge-offs due to the sale of the bank's credit card portfolio in August. Net charge-offs totaled $829,000, or .22% of average loans for the quarter compared to $931,000, or .28% for the third quarter of 2003. At quarter-end the allowance for loan losses was .80% of outstanding loans and provided coverage of 262% of nonperforming loans.

Noninterest income increased $6.8 million, or 61.8%, over the third quarter of 2003, due to a $6.9 million one-time gain on the sale of the bank's credit card portfolio. A reduction in mortgage banking revenues was offset by higher revenues in deposit service fees, asset management fees, and data processing fees. The increase in deposit fees was driven by higher NSF/OD fees, partially attributable to a recent change in fee structure.

Improvement in asset management fees reflects the acquisition of trust accounts from Synovus Trust Company in connection with the Quincy State Bank acquisition during the first quarter, and growth in new business. Mortgage banking revenues declined from the comparable period in 2003 reflecting a general slow-down in residential lending markets and the impact of the September hurricanes that slowed insurance underwriting and loan closings.

Noninterest expense grew by $1.5 million, or 7.2%, in the third quarter of 2004. Higher expense for compensation, occupancy, advertising, and intangibles were the primary reasons for the increase. The increase in compensation is primarily due to higher expense for associate salaries that is reflective of normal merit raises and the late first quarter integration of Quincy State Bank associates. The increase in occupancy was driven primarily by higher expense for utilities, property taxes, depreciation, and premises rental. Advertising expense will fluctuate consistent with advertising strategies planned throughout the year. The increase in intangibles amortization reflects the addition of intangibles associated with the Quincy State Bank acquisition in the first quarter.

Average earning assets for the quarter increased $100.0 million, or 6.1%, over the comparable period in 2003. The increase in earning assets was driven by a $188.3 million, or 14.1% increase in average loans generated from growth in existing markets and $85 million in loans acquired in the Quincy State Bank purchase. All loan categories reflect strong gains and the loan pipeline going into the fourth quarter is comparable to the prior quarter. Offsetting the increase in average loans was a decrease in short-term investments of $90.4 million, or 69.5%.

Nonperforming assets of $5.6 million decreased from the third quarter of 2003 by $2.8 million. Non-performing assets represented .36% of total loans and other real estate at quarter-end compared to .63% and .54%, respectively, for the third and fourth quarters of 2003.

Average total deposits increased $93.3 million, or 6.4%, over the third quarter of 2003 driven by a $70.8 million increase in nonmaturity deposits, which produced a favorable shift in deposit mix and a positive impact on the Company's cost of funds. Deposits acquired in the purchase of Quincy State Bank totaled $101 million. Excluding the addition of QSB, certificates of deposit have declined by $43.0 million reflecting management's decision not to offer premium pricing to attract or retain these deposits.

The Company ended the third quarter with approximately $10.5 million in average net overnight funds as compared to $116.4 million in the third quarter of 2003. The decrease reflects the funding of loan growth, repayment of $40 million in Federal Home Loan Bank advances, and the use of cash to fund the acquisition of Quincy State Bank.

Capital City Bank Group, Inc. is a $2.4 billion financial services company headquarted in Tallahassee, Florida, providing traditional deposit and credit services, asset management, trust, mortgage banking, merchant services, bankcards, data processing and securities brokerage services. Founded in 1895, the Company has 60 banking offices, five residential lending offices, 76 ATMs and 11 Bank 'N Shop locations in Florida, Georgia, and Alabama. For more information about Capital City Bank Group visit us on the Web at http://www.ccbg.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: The matters discussed in this press release, that are not historical facts, contain forward-looking information with respect to strategic initiatives. Such forward-looking statements are based on current plans and expectations, which are subject to a number of uncertainties and risks that have been described in Capital City Bank Group's annual report on Form 10-K for the fiscal year ended December 31, 2003, and the Company's other filings with the Securities and Exchange Commission. These uncertainties and risks could cause future results to differ materially from those anticipated by such statements.


CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF INCOME
Unaudited
----------------------------------------------------------------------------------------------------------------------------
                                                                   2004                       2003         Nine Months Ended
                                                      ------------------------------  -------------------       June 30,
                                                       Third     Second       First     Fourth      Third  ------------------
(Dollars in thousands, except per share data)         Quarter    Quarter     Quarter    Quarter    Quarter    2004     2003
----------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME
Interest and Fees on Loans                           $ 23,316     22,922      21,272     21,398     21,747    67,510  66,036
Interest on Investment Securities                       1,197      1,227       1,176      1,350      1,434     3,600   4,784
Interest on Funds Sold                                    147        116         222        274        303       485     987
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Income                             24,660     24,265      22,670     23,022     23,484    71,595  71,807
----------------------------------------------------------------------------------------------------------------------------
INTEREST EXPENSE
Interest on Deposits                                    2,434      2,385       2,394      2,558      2,729     7,213   9,008
Interest on Short-term Borrowings                         332        249         287        319        282       868     951
Interest on Long-term Debt                                642        587         497        462        495     1,726   1,541
----------------------------------------------------------------------------------------------------------------------------
     Total Interest Expense                             3,408      3,221       3,178      3,339      3,506     9,807  11,500
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income                                    21,252     21,044      19,492     19,683     19,978    61,788  60,307
Provision for Loan Losses                                 300        580         961        850        921     1,841   2,586
----------------------------------------------------------------------------------------------------------------------------
Net Interest Income after Provision for Loan Losses    20,952     20,464      18,531     18,833     19,057    59,947  57,721
============================================================================================================================
NONINTEREST INCOME
Service Charge Revenue                                  4,487      4,427       3,944      4,155      4,123    12,858  12,164
Data Processing Revenue                                   652        703         633        656        578     1,988   1,747
Asset Management Fees                                   1,035        950         741        735        660     2,726   1,915
Mortgage Banking Revenue                                  806        986         694      1,140      2,066     2,486   4,950
Gain on Sale of Credit Cards                            6,857          -           -          -          -     6,857       -
Other Fees                                              3,884      3,965       3,869      3,928      3,525    11,718  10,549
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Income                          17,721     11,031       9,881     10,614     10,952    38,633  31,325
============================================================================================================================
NONINTEREST EXPENSE
Compensation                                           10,966     10,809      10,740     10,016     10,551    32,515  30,444
Premises                                                1,828      1,749       1,617      1,504      1,581     5,194   4,468
FF&E                                                    2,174      1,977       2,063      2,123      2,048     6,214   5,717
Intangible Amortization                                   921        926         826        810        810     2,673   2,431
Other Expense                                           5,744      6,140       5,829      6,140      5,186    17,713  16,067
----------------------------------------------------------------------------------------------------------------------------
     Total Noninterest Expense                         21,633     21,601      21,075     20,593     20,184    64,309  59,127
============================================================================================================================

OPERATING PROFIT                                       17,040      9,894       7,337      8,854      9,825    34,271  29,919
Provision for Income Taxes                              6,221      3,451       2,490      2,758      3,529    12,162  10,822
----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                           $ 10,819      6,443       4,847      6,096      6,296    22,109  19,097
============================================================================================================================
PER SHARE DATA
Basic Earnings                                       $   0.82       0.48        0.37       0.47       0.47      1.67    1.44
Diluted Earnings                                         0.82       0.48        0.37       0.47       0.47      1.67    1.44
Cash Dividends                                       $  0.180      0.180       0.180      0.180      0.170     0.540   0.476
AVERAGE SHARES
Basic                                                  13,283     13,274      13,262     13,223     13,221    13,272  13,221
Diluted                                                13,287     13,277      13,286     13,265     13,260    13,275  13,255
============================================================================================================================

                                                             4



CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
Unaudited
-----------------------------------------------------------------------------------------------------------------
                                                                    2004                           2003
                                                     -----------------------------------  -----------------------
                                                        Third      Second       First        Fourth       Third
(Dollars in thousands, except per share data)          Quarter     Quarter     Quarter       Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------
ASSETS
Cash and Due From Banks                              $   90,458     97,154     93,427         93,140     105,407
Funds Sold                                               47,352    107,399     90,469        125,452     161,579
-----------------------------------------------------------------------------------------------------------------
     Total Cash and Cash Equivalents                    137,810    204,553    183,896        218,592     266,986

Investment Securities, Available-for-Sale               156,675    183,732    188,763        181,734     162,734

Loans, Net of Unearned                                1,540,650  1,521,497  1,465,804      1,341,632   1,332,888
  Allowance for Loan Losses                             (12,328)   (13,657)   (13,720)       (12,429)    (12,424)
-----------------------------------------------------------------------------------------------------------------
     Loans, Net                                       1,528,322  1,507,840  1,452,084      1,329,203   1,310,464

Premises and Equipment                                   56,281     56,263     56,394         54,011      55,347
Intangible Assets                                        39,720     40,608     41,512         25,792      26,603
Other Assets                                             32,985     33,834     34,604         37,170      32,289
-----------------------------------------------------------------------------------------------------------------
     Total Other Assets                                 128,986    130,705    132,510        116,973     114,239
-----------------------------------------------------------------------------------------------------------------
Total Assets                                         $1,951,793  2,026,830  1,957,253      1,846,502   1,854,423
=================================================================================================================
LIABILITIES
Deposits:
  Noninterest Bearing Deposits                       $  518,352    520,118    482,703        455,550     456,302
  Interest Bearing Deposits                           1,052,195  1,092,618  1,088,963      1,018,655   1,029,139
-----------------------------------------------------------------------------------------------------------------
     Total Deposits                                   1,570,547  1,612,736  1,571,666      1,474,205   1,485,441

Short-Term Borrowings                                    76,216    127,012    112,343        108,184     112,255
Long-Term Debt                                           62,930     58,427     49,950         46,475      38,016
Other Liabilities                                        23,031     18,934     16,366         14,829      19,820
-----------------------------------------------------------------------------------------------------------------
Total Liabilities                                     1,732,724  1,817,109  1,750,325      1,643,693   1,655,532
-----------------------------------------------------------------------------------------------------------------
SHAREOWNERS' EQUITY
Common Stock                                                133        133        132            132         132
Additional Paid-in-Capital                               18,411     17,922     17,788         16,157      15,578
Retained Earnings                                       200,073    191,645    187,592        185,134     181,395
Accumulated Other Comprehensive Income                      452         21      1,416          1,386       1,786
-----------------------------------------------------------------------------------------------------------------
Total Shareowners' Equity                               219,069    209,721    206,928        202,809     198,891
-----------------------------------------------------------------------------------------------------------------
Total Liabilities and Owners' Equity                 $1,951,793  2,026,830  1,957,253      1,846,502   1,854,423
=================================================================================================================
OTHER BALANCE SHEET DATA
Earning Assets                                       $1,744,677  1,812,628  1,745,036      1,648,818   1,647,201
Intangible Assets
  Goodwill                                               19,657     19,656     19,633          6,680       6,680
  Deposit Base                                           18,897     19,786     20,683         19,112      19,923
  Other                                                   1,166      1,166      1,196              -           -
Interest Bearing Liabilities                          1,191,341  1,278,057  1,251,256      1,173,314   1,179,410
-----------------------------------------------------------------------------------------------------------------
Book Value Per Diluted Share                         $    16.48      15.80      15.54          15.27       15.00
Tangible Book Value Per Diluted Share                     13.50      12.74      12.43          13.33       13.00
-----------------------------------------------------------------------------------------------------------------
Actual Basic Shares Outstanding                          13,285     13,275     13,273         13,236      13,222
Actual Diluted Shares Outstanding                        13,289     13,277     13,312         13,280      13,256
=================================================================================================================

                                                           5


CAPITAL CITY BANK GROUP, INC.
ALLOWANCE FOR LOAN LOSSES
  AND NONPERFORMING ASSETS
Unaudited
-----------------------------------------------------------------------------------------------------------------
                                                                    2004                            2003
                                                     -----------------------------------  -----------------------
                                                        Third      Second       First        Fourth       Third
(Dollars in thousands, except per share data)          Quarter     Quarter     Quarter       Quarter     Quarter
-----------------------------------------------------------------------------------------------------------------
ALLOWANCE FOR LOAN LOSSES
Balance at Beginning of Period                         $13,657      13,720      12,429      12,424        12,434
Acquired Reserves                                            0           6       1,307           0             0
Reserve Reversal - Credit Card                            -800           0           0           0             0
Provision for Loan Losses                                  300         580         961         850           921
Net Charge-Offs                                            829         649         977         845           931
-----------------------------------------------------------------------------------------------------------------
Balance at End of Period                               $12,328     $13,657      13,720      12,429        12,424
=================================================================================================================
As a % of Loans                                           0.80%       0.90        0.94        0.93          0.94
As a % of Nonperforming Loans                           261.91      452.82      717.20      529.80        183.35
As a % of Nonperforming Assets                          220.10      334.73      459.63      170.24        148.51
=================================================================================================================
CHARGE-OFFS
Commercial, Financial and Agricultural                 $   187         286         167          46            61
Real Estate - Construction                                   0           0           0           0             0
Real Estate - Mortgage                                       0           0          39           0            91
Real Estate - Residential                                   19          11          83          58           119
Consumer                                                   998         885       1,047       1,054           937
-----------------------------------------------------------------------------------------------------------------
Total Charge-Offs                                      $ 1,204       1,182       1,336       1,158         1,208
=================================================================================================================
RECOVERIES
Commercial, Financial and Agricultural                 $    10          24          12          13            73
Real Estate - Construction                                   0           0           0           0             0
Real Estate - Mortgage                                      14           0           0           0             0
Real Estate - Residential                                    1         176           0          17             0
Consumer                                                   350         333         347         283           204
-----------------------------------------------------------------------------------------------------------------
Total Recoveries                                       $   375         533         359         313           277
=================================================================================================================
NET CHARGE-OFFS                                        $   829         649         977         845           931
=================================================================================================================
Net Charge-Offs as a % of Average Loans <F1>              0.22%       0.18        0.29        0.25          0.28
=================================================================================================================
RISK ELEMENT ASSETS
Nonaccruing Loans                                      $ 4,707       3,016       1,913       2,346         6,776
Restructured                                                 0           0           0             0           0
-----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Loans                              4,707       3,016       1,913       2,346         6,776
Other Real Estate                                          894       1,064       1,072       4,955         1,590
-----------------------------------------------------------------------------------------------------------------
  Total Nonperforming Assets                           $ 5,601       4,080       2,985       7,301         8,366
=================================================================================================================
Past Due Loans 90 Days or More                         $   252         330       1,351         328           410
=================================================================================================================
Nonperforming Loans as a % of Loans                       0.31%       0.20        0.13        0.17          0.51
Nonperforming Assets as a % of
   Loans and Other Real Estate                            0.36        0.27        0.20        0.54          0.63
Nonperforming Assets as a % of Capital <F2>               2.42        1.83        1.35        3.39          3.96
=================================================================================================================

<F1>  Annualized
<F2>  Capital includes allowance for loan losses.


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
-------------------------------------------------------------------------------------------------------------------------------
                                                 Third Quarter of 2004       Second Quarter 2004          First Quarter 2004
                                               -------------------------   -------------------------   ------------------------
                                               Average           Average   Average           Average   Average          Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------   ------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,524,401  $23,345  6.09%   1,491,142   22,961  6.19    1,357,206   21,310  6.32

Investment Securities
  Taxable Investment Securities                  118,903      729  2.45      134,634      745  2.21      121,702      635  2.09
  Tax-Exempt Investment Securities                51,768      716  5.53       50,191      732  5.83       54,274      822  6.06
--------------------------------------------------------------------------------------------------------------------------------

Total Investment Securities                      170,671    1,445  3.38      184,825    1,477  3.20      175,976    1,457  3.31

Funds Sold                                        39,636      146  1.45       45,688      116  1.01      101,286      222  0.87
--------------------------------------------------------------------------------------------------------------------------------

Total Earning Assets                           1,734,708  $24,936  5.72%   1,721,655   24,554  5.74    1,634,468   22,989  5.66
                                                          ==============               ============                ============
Cash and Due From Banks                           90,010                      89,921                      90,327
Allowance For Loan Losses                        (13,029)                    (13,804)                    (12,725)
Other Assets                                     129,683                     131,713                     118,426
--------------------------------------------------------                   ---------                   ---------
Total Assets                                  $1,941,372                  $1,929,485                   1,830,496
========================================================                   =========                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  280,630  $   153  0.22%     283,297      121  0.17      271,878      124  0.18
  Money Market Accounts                          212,426      245  0.46      215,746      239  0.44      215,078      239  0.45
  Savings Accounts                               130,330       32  0.10      129,684       32  0.10      115,985       28  0.10
  Time Deposits                                  429,702    2,004  1.86      433,514    1,993  1.85      420,501    2,003  1.92
--------------------------------------------------------------------------------------------------------------------------------
                                               1,053,088    2,434  0.92    1,062,241    2,385  0.90    1,023,442    2,394  0.94

Short-Term Borrowings                             96,146      332  1.37      109,723      249  0.91      104,406      288  1.11
Long-Term Debt                                    59,837      642  4.27       53,752      587  4.39       47,023      497  4.25
--------------------------------------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,209,071  $ 3,408  1.12%   1,225,716    3,221  1.06    1,174,871    3,179  1.09
                                                          ==============               ============                ============

Noninterest Bearing Deposits                     492,136                     476,389                     433,718
Other Liabilities                                 22,892                      17,169                      15,512
--------------------------------------------------------                   ---------                   ---------
Total Liabilities                              1,724,099                   1,719,274                   1,624,101

SHAREOWNERS' EQUITY:                          $  217,273                     210,211                     206,395
--------------------------------------------------------                   ---------                   ---------
Total Liabilities and Shareowners' Equity     $1,941,372                   1,929,485                   1,830,496
========================================================                   =========                   =========
Interest Rate Spread                                      $21,528  4.60%               21,333  4.68                19,810  4.57
========================================================================               ============               ============
Interest Income and Rate Earned <F2>                      $24,936  5.72                24,554  5.74                22,989  5.66
Interest Expense and Rate Paid <F3>                         3,408  0.78                 3,221  0.75                 3,179  0.78
------------------------------------------------------------------------               ------------               ------------
Net Interest Margin                                       $21,528  4.94%               21,333  4.99                19,810  4.88
========================================================================               ============               ============

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.

                                                                   7


CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                Fourth Quarter of 2003         Third Quarter 2003
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,329,673  $21,436  6.40%   1,336,139   21,796  6.47

Investment Securities
  Taxable Investment Securities                  133,029      774  2.31      108,234      841  3.09
  Tax-Exempt Investment Securities                58,006      875  6.03       60,306      898  5.96
----------------------------------------------------------------------------------------------------

Total Investment Securities                      191,035    1,649  3.45      168,540    1,739  4.12

Funds Sold                                       115,561      274  0.93      130,010      303  0.91
----------------------------------------------------------------------------------------------------

Total Earning Assets                           1,636,269  $23,359  5.66%   1,634,689   23,838  5.79
                                                          ==============               ============
Cash and Due From Banks                           81,272                      80,246
Allowance For Loan Losses                        (12,494)                    (12,534)
Other Assets                                     114,505                     113,604
--------------------------------------------------------                   ---------
Total Assets                                  $1,819,552                   1,816,005
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  273,497      130  0.19%     263,729      151  0.23
  Money Market Accounts                          215,540      242  0.44      220,924      257  0.46
  Savings Accounts                               111,957       28  0.10      111,644       28  0.10
  Time Deposits                                  429,209    2,158  1.99      434,206    2,293  2.10
----------------------------------------------------------------------------------------------------
                                               1,030,203    2,558  0.99    1,030,503    2,729  1.05

Short-Term Borrowings                            103,606      319  1.22       92,316      282  1.21
Long-Term Debt                                    42,881      462  4.27       53,041      495  3.70
-----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,176,690  $ 3,339  1.13%   1,175,860    3,506  1.18
                                                          ==============               ============

Noninterest Bearing Deposits                     420,892                     421,376
Other Liabilities                                 20,031                      19,709
--------------------------------------------------------                   ---------
Total Liabilities                              1,617,613                   1,616,945

SHAREOWNERS' EQUITY:                          $  201,939                     199,060
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,819,552                   1,816,005
========================================================                   =========
Interest Rate Spread                                      $20,020  4.53%               20,332  4.61
========================================================================               ============
Interest Income and Rate Earned <F2>                      $23,359  5.66                23,838  5.79
Interest Expense and Rate Paid <F3>                         3,339  0.81                 3,506  0.85
------------------------------------------------------------------------               ------------
Net Interest Margin                                       $20,020  4.85%               20,332  4.94
------------------------------------------------------------------------               ------------

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.

CAPITAL CITY BANK GROUP, INC.
AVERAGE BALANCE AND INTEREST RATES <F1>
Unaudited
----------------------------------------------------------------------------------------------------
                                                  Nine Months Ended           Nine Months Ended
                                                    Sept. 30, 2004              Sept. 30, 2003
                                               -------------------------   -------------------------
                                               Average           Average   Average           Average
(Dollars in thousands)                         Balance  Interest  Rate     Balance  Interest  Rate
--------------------------------------------   -------------------------   -------------------------
ASSETS:
Loans, Net of Unearned Interest               $1,457,826  $67,616  6.20%   1,314,173   66,172  6.73

Investment Securities
  Taxable Investment Securities                  125,057    2,109  2.25      121,680    2,951  3.23
  Tax-Exempt Investment Securities                52,077    2,270  5.81       62,527    2,776  5.92
----------------------------------------------------------------------------------------------------

Total Investment Securities                      177,134    4,379  3.30      184,207    5,727  4.15

Funds Sold                                        62,121      484  1.03      122,394      987  1.06
----------------------------------------------------------------------------------------------------

Total Earning Assets                           1,697,081  $72,479  5.70%   1,620,774   72,886  6.01
                                                          ==============               =============
Cash and Due From Banks                           90,086                      79,071
Allowance For Loan Losses                        (13,185)                    (12,561)
Other Assets                                     126,619                     112,671
--------------------------------------------------------                   ---------
Total Assets                                  $1,900,601                   1,799,955
========================================================                   =========

LIABILITIES:
Interest Bearing Deposits
  NOW Accounts                                $  278,609      398  0.19%     261,011      546  0.28
  Money Market Accounts                          214,410      723  0.45      215,616    1,069  0.66
  Savings Accounts                               125,351       92  0.10      109,123      161  0.20
  Time Deposits                                  427,913    6,000  1.87      434,513    7,232  2.23
----------------------------------------------------------------------------------------------------
                                               1,046,283    7,213  0.92    1,020,263    9,008  1.18

Short-Term Borrowings                            103,398      869  1.12      100,488      951  1.26
Long-Term Debt                                    53,560    1,726  4.30       59,878    1,541  3.44
----------------------------------------------------------------------------------------------------
Total Interest Bearing Liabilities             1,203,241  $ 9,808  1.09%   1,180,629   11,500  1.30
                                                          ==============               =============

Noninterest Bearing Deposits                     467,504                     405,045
Other Liabilities                                 18,541                      19,497
--------------------------------------------------------                   ---------
Total Liabilities                              1,689,286                   1,605,171

SHAREOWNERS' EQUITY:                          $  211,315                     194,784
--------------------------------------------------------                   ---------
Total Liabilities and Shareowners' Equity     $1,900,601                   1,799,955
========================================================                   =========
Interest Rate Spread                                      $62,671  4.61%               61,386  4.71
========================================================================               =============
Interest Income and Rate Earned <F2>                      $72,479  5.70                72,886  6.01
Interest Expense and Rate Paid <F3>                         9,808  0.77                11,500  0.95
------------------------------------------------------------------------               -------------
Net Interest Margin                                       $62,671  4.93%               61,386  5.06
------------------------------------------------------------------------               -------------

<F1> Interest and average rates are calculated on a tax-equivalent basis using the 35% Federal tax rate.
<F2> Rate calculated based on average earning assets.
<F3> Rate calculated based on average interest bearing liabilities.

                                                  9